Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Infrastructure Fund

(the “Fund”)

Supplement dated October 29, 2024 to the Fund’s Prospectus and Statement of Additional Information, each dated April 29, 2024

Update to Portfolio Management Team

Brookfield Public Securities Group LLC (the “Adviser”), the investment adviser and administrator to the Fund, will implement certain changes to the Fund’s portfolio management team. Effective March 31, 2025, Mr. Leonardo Anguiano, will be leaving the Adviser and no longer serve as Co-Portfolio Manager of the Fund. In addition, effective immediately, Mr. Andrew Alexander will join Messrs. Leonardo Anguiano and Thomas Miller as a Co-Portfolio Manager of the Fund. Prior to Mr. Anguiano’s departure, each will share primary responsibility for overseeing the day-to-day management of the Fund.

Effective immediately, on page 20 of the Prospectus, the portfolio manager disclosure under the heading “Management,” is deleted and replaced with the following:

“Portfolio Managers: Leonardo Anguiano, Managing Director and Portfolio Manager, Tom Miller, CFA, Managing Director and Portfolio Manager, and Andrew Alexander, Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, serve as Co-Portfolio Managers for the Fund. Messrs. Anguiano, Miller and Alexander have served as Co-Portfolio Managers of the Fund since September 2016, March 2019 and October 2024, respectively.”

Effective immediately, on page 67 of the Prospectus, under the heading “Portfolio Managers,” the disclosure is hereby amended, in part, and supplemented with the following:

“Andrew Alexander – Director and Portfolio Manager. Andrew Alexander has 20 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Equities team, serving as Director of Infrastructure Equity Research. He is also responsible for covering Energy Infrastructure as well as infrastructure securities focusing on the Water and Transportation sectors in Europe and Australia/New Zealand. Prior to joining the firm in 2008, Andrew was with SNL Financial where he specialized in the Energy sector, which encompassed power, natural gas and coal, and he launched a full analysis of Master Limited Partnerships. Andrew earned a Masters in Corporate Finance degree from the SDA Bocconi School of Management in Milan, Italy and a Bachelor of Arts degree in Economics from the University of Virginia.

….

Messrs. Anguiano, Miller, and Alexander are jointly and primarily responsible for the day-to-day management of the Infrastructure Fund.”

On page 51 of the SAI, under the heading “Portfolio Managers,” the disclosure is hereby amended, in part, and supplemented with the following:

“Andrew Alexander – Director and Portfolio Manager. Andrew Alexander has 20 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Equities team, serving as Director of Infrastructure Equity Research. He is also responsible for covering Energy Infrastructure as well as infrastructure securities focusing on the Water and Transportation sectors in Europe and Australia/New Zealand. Prior to joining the firm in 2008, Andrew was with SNL Financial where he specialized in the Energy sector, which encompassed power, natural gas and coal, and he launched a full analysis of Master Limited Partnerships. Andrew earned a Masters in Corporate Finance degree from the SDA Bocconi School of Management in Milan, Italy and a Bachelor of Arts degree in Economics from the University of Virginia.

….

Messrs. Anguiano, Miller, and Alexander are jointly and primarily responsible for the day-to-day management of the Infrastructure Fund.

….

The following table provides information relating to other accounts managed by Mr. Alexander:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	0	0	0
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$0	$0	$0
Assets Managed with Performance-Based Fees (assets in millions)	$0	$0	$0

….”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Fund’s Prospectus or SAI.

Please retain this Supplement for reference.